Exhibit 99.2

Fourth Quarter Financial Supplement

December 31, 2018

Genworth

Fourth Quarter Financial Supplement December 31, 2018

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018. Therefore, beginning in the first quarter of 2018, the company assumed a tax rate of 21% on certain adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) (unless otherwise indicated). In the prior year, the company assumed a tax rate of 35%, the previous U.S. corporate federal income tax rate prior to the enactment of the TCJA, on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income. These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

The company recorded a pre-tax expense of $2 million in the third quarter of 2018 and $1 million in the third and first quarters of 2017 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the fourth quarter of 2018 related to Genworth Holdings, Inc.’s bond consent solicitation of $6 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

On December 22, 2017, the TCJA was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018 and migrated the worldwide tax system to a territorial international tax system. Therefore, beginning on January 1, 2018 the company taxed its international businesses at their local statutory tax rates and its domestic businesses at the new enacted tax rate of 21%. The company allocates its consolidated provision for income taxes to its operating segments. The company’s allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,406	$10,731	$10,583	$10,391	$10,391
Total accumulated other comprehensive income	2,044	2,067	2,327	2,627	3,027

Total Genworth Financial, Inc.’s stockholders’ equity	$12,450	$12,798	$12,910	$13,018	$13,418

Book value per share	$24.86	$25.56	$25.78	$26.00	$26.88
Book value per share, excluding accumulated other comprehensive income	$20.78	$21.43	$21.14	$20.76	$20.82
Common shares outstanding as of the balance sheet date	500.8	500.8	500.7	500.6	499.2

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
U.S. GAAP Basis ROE	1.1%	7.7%	7.4%	7.7%	8.2%
Operating ROE(1)	1.7%	7.6%	7.1%	6.7%	7.0%

	Three months ended
Quarterly Average ROE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
U.S. GAAP Basis ROE	(12.5)%	5.5%	7.2%	4.3%	13.8%
Operating ROE(1)	(11.0)%	5.4%	7.6%	4.8%	12.8%

Basic and Diluted Shares	Three months ended December 31, 2018	Twelve months ended December 31, 2018
Weighted-average common shares used in basic earnings per share calculations	500.8	500.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights(2)	—	3.8

Weighted-average common shares used in diluted earnings per share calculations	500.8	504.2

(1)	See page 48 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,121	$1,122	$1,136	$1,140	$4,519	$622	$1,135	$1,111	$1,136	$4,004
Net investment income	815	815	828	804	3,262	812	797	801	790	3,200
Net investment gains (losses)	(114)	13	(14)	(31)	(146)	45	85	101	34	265
Policy fees and other income	191	193	209	202	795	207	198	210	211	826

Total revenues	2,013	2,143	2,159	2,115	8,430	1,686	2,215	2,223	2,171	8,295

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,847	1,321	1,205	1,311	5,684	1,383	1,344	1,206	1,246	5,179
Interest credited	152	151	152	156	611	152	164	163	167	646
Acquisition and operating expenses, net of deferrals	261	243	253	240	997	247	265	240	270	1,022
Amortization of deferred acquisition costs and intangibles	92	83	112	104	391	119	83	139	94	435
Interest expense	74	72	77	76	299	75	73	74	62	284

Total benefits and expenses	2,426	1,870	1,799	1,887	7,982	1,976	1,929	1,822	1,839	7,566

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(413)	273	360	228	448	(290)	286	401	332	729
Provision (benefit) for income taxes	(86)	63	111	63	151	(555)	102	130	116	(207)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(327)	210	249	165	297	265	184	271	216	936
Loss from discontinued operations, net of taxes(1)	—	—	—	—	—	—	(9)	—	—	(9)

NET INCOME (LOSS)	(327)	210	249	165	297	265	175	271	216	927
Less: net income (loss) attributable to noncontrolling interests	2	64	59	53	178	(88)	68	69	61	110

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(329)	$146	$190	$112	$119	$353	$107	$202	$155	$817

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.71	$0.23	$0.40	$0.31	$1.66
Diluted	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.70	$0.23	$0.40	$0.31	$1.65
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.70	$0.21	$0.40	$0.31	$1.63
Weighted-average common shares outstanding
Basic	500.8	500.7	500.6	499.6	500.4	499.2	499.1	499.0	498.6	499.0
Diluted(2)	500.8	503.3	502.6	502.7	504.2	502.1	501.6	501.2	501.0	501.4

(1)

Loss from discontinued operations related to the lifestyle protection insurance business that was sold on December 1, 2015. During the third quarter of 2017, the company recorded an additional after-tax loss of $9 million related to certain claims adjustments and tax items associated with the lifestyle protection insurance business.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(329)	$146	$190	$112	$119	$353	$107	$202	$155	$817
Add: net income (loss) attributable to noncontrolling interests	2	64	59	53	178	(88)	68	69	61	110

NET INCOME (LOSS)	(327)	210	249	165	297	265	175	271	216	927
Loss from discontinued operations, net of taxes	—	—	—	—	—	—	(9)	—	—	(9)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(327)	210	249	165	297	265	184	271	216	936
Less: income (loss) from continuing operations attributable to noncontrolling interests	2	64	59	53	178	(88)	68	69	61	110

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(329)	146	190	112	119	353	116	202	155	826
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	42	(3)	12	17	68	(41)	(62)	(79)	(20)	(202)
Expenses related to restructuring	—	2	—	—	2	—	1	—	1	2
Fees associated with bond consent solicitation	6	—	—	—	6	—	—	—	—	—
Taxes on adjustments	(10)	—	(2)	(4)	(16)	14	21	28	7	70

ADJUSTED OPERATING INCOME (LOSS)	$(291)	$145	$200	$125	$179	$326	$76	$151	$143	$696

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$124	$118	$137	$111	$490	$74	$73	$91	$73	$311
Canada Mortgage Insurance segment	48	44	46	49	187	43	37	41	36	157
Australia Mortgage Insurance segment	18	17	22	19	76	(125)	12	12	13	(88)
U.S. Life Insurance segment:
Long-Term Care Insurance	(314)	(24)	22	(32)	(348)	17	(5)	33	14	59
Life Insurance	(108)	(2)	4	(1)	(107)	(85)	(9)	(1)	16	(79)
Fixed Annuities	(3)	23	31	28	79	(1)	13	7	23	42

Total U.S. Life Insurance segment	(425)	(3)	57	(5)	(376)	(69)	(1)	39	53	22

Runoff segment	(2)	14	13	10	35	13	13	11	14	51
Corporate and Other	(54)	(45)	(75)	(59)	(233)	390	(58)	(43)	(46)	243

ADJUSTED OPERATING INCOME (LOSS)	$(291)	$145	$200	$125	$179	$326	$76	$151	$143	$696

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$(0.66)	$0.29	$0.38	$0.22	$0.24	$0.70	$0.21	$0.40	$0.31	$1.63
Adjusted operating income (loss) per share
Basic	$(0.58)	$0.29	$0.40	$0.25	$0.36	$0.65	$0.15	$0.30	$0.29	$1.40
Diluted	$(0.58)	$0.29	$0.40	$0.25	$0.36	$0.65	$0.15	$0.30	$0.29	$1.39
Weighted-average common shares outstanding
Basic	500.8	500.7	500.6	499.6	500.4	499.2	499.1	499.0	498.6	499.0
Diluted(2)	500.8	503.3	502.6	502.7	504.2	502.1	501.6	501.2	501.0	501.4

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$59,661	$59,404	$60,032	$61,080	$62,525
Equity securities, at fair value	655	783	758	799	820
Commercial mortgage loans	6,687	6,568	6,480	6,336	6,341
Restricted commercial mortgage loans related to securitization entities	62	87	90	99	107
Policy loans	1,861	1,859	1,872	1,789	1,786
Other invested assets	1,188	1,354	1,650	1,674	1,813

Total investments	70,114	70,055	70,882	71,777	73,392
Cash, cash equivalents and restricted cash	2,177	2,505	2,243	2,843	2,875
Accrued investment income	675	657	602	698	644
Deferred acquisition costs	3,263	3,336	3,086	2,699	2,329
Intangible assets and goodwill	347	355	354	339	301
Reinsurance recoverable	17,278	17,351	17,385	17,482	17,569
Other assets	474	467	574	431	453
Deferred tax asset	736	650	601	602	504
Separate account assets	5,859	6,745	6,750	6,902	7,230

Total assets	$100,923	$102,121	$102,477	$103,773	$105,297

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$37,940	$38,018	$37,913	$37,946	$38,472
Policyholder account balances	22,968	22,993	23,366	23,751	24,195
Liability for policy and contract claims	10,379	9,844	9,665	9,651	9,594
Unearned premiums	3,546	3,668	3,669	3,797	3,967
Other liabilities	1,682	1,830	1,965	1,841	1,910
Borrowings related to securitization entities	—	20	28	32	40
Non-recourse funding obligations	311	310	310	310	310
Long-term borrowings	4,025	4,051	4,047	4,654	4,224
Deferred tax liability	24	21	23	27	27
Separate account liabilities	5,859	6,745	6,750	6,902	7,230

Total liabilities	86,734	87,500	87,736	88,911	89,969

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,987	11,983	11,981	11,979	11,977

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	585	598	726	905	1,075
Net unrealized gains (losses) on other-than-temporarily impaired securities	10	10	10	12	10

Net unrealized investment gains (losses)	595	608	736	917	1,085
Derivatives qualifying as hedges	1,781	1,717	1,863	1,927	2,065
Foreign currency translation and other adjustments	(332)	(258)	(272)	(217)	(123)

Total accumulated other comprehensive income	2,044	2,067	2,327	2,627	3,027
Retained earnings	1,118	1,447	1,301	1,111	1,113
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,450	12,798	12,910	13,018	13,418
Noncontrolling interests	1,739	1,823	1,831	1,844	1,910

Total equity	14,189	14,621	14,741	14,862	15,328

Total liabilities and equity	$100,923	$102,121	$102,477	$103,773	$105,297

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,448	$4,801	$2,287	$59,938	$3,141	$(649)	$72,966
Deferred acquisition costs and intangible assets	50	135	75	3,138	204	8	3,610
Reinsurance recoverable	—	—	7	16,530	741	—	17,278
Deferred tax and other assets	85	102	165	193	18	647	1,210
Separate account assets	—	—	—	—	5,859	—	5,859

Total assets	$3,583	$5,038	$2,534	$79,799	$9,963	$6	$100,923

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,939	$1	$—	$37,940
Policyholder account balances	—	—	—	19,663	3,305	—	22,968
Liability for policy and contract claims	296	84	196	9,782	14	7	10,379
Unearned premiums	422	1,533	1,057	530	4	—	3,546
Non-recourse funding obligations	—	—	—	311	—	—	311
Deferred tax and other liabilities	56	212	176	562	53	647	1,706
Borrowings and capital securities	—	318	140	—	—	3,567	4,025
Separate account liabilities	—	—	—	—	5,859	—	5,859

Total liabilities	774	2,147	1,569	68,787	9,236	4,221	86,734

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,834	1,929	448	8,636	731	(4,172)	10,406
Allocated accumulated other comprehensive income (loss)	(25)	(288)	28	2,376	(4)	(43)	2,044

Total Genworth Financial, Inc.’s stockholders’ equity	2,809	1,641	476	11,012	727	(4,215)	12,450
Noncontrolling interests	—	1,250	489	—	—	—	1,739

Total equity	2,809	2,891	965	11,012	727	(4,215)	14,189

Total liabilities and equity	$3,583	$5,038	$2,534	$79,799	$9,963	$6	$100,923

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,263	$5,133	$2,315	$59,769	$2,751	$(14)	$73,217
Deferred acquisition costs and intangible assets	49	143	77	3,198	216	8	3,691
Reinsurance recoverable	—	—	—	16,595	756	—	17,351
Deferred tax and other assets	101	51	154	140	33	638	1,117
Separate account assets	—	—	—	—	6,745	—	6,745

Total assets	$3,413	$5,327	$2,546	$79,702	$10,501	$632	$102,121

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$38,016	$2	$—	$38,018
Policyholder account balances	—	—	—	19,992	3,001	—	22,993
Liability for policy and contract claims	317	82	201	9,225	11	8	9,844
Unearned premiums	422	1,627	1,089	526	4	—	3,668
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	58	198	148	645	41	761	1,851
Borrowings and capital securities	—	336	143	—	—	3,592	4,071
Separate account liabilities	—	—	—	—	6,745	—	6,745

Total liabilities	797	2,243	1,581	68,714	9,804	4,361	87,500

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,646	1,977	434	8,664	701	(3,691)	10,731
Allocated accumulated other comprehensive income (loss)	(30)	(225)	40	2,324	(4)	(38)	2,067

Total Genworth Financial, Inc.’s stockholders’ equity	2,616	1,752	474	10,988	697	(3,729)	12,798
Noncontrolling interests	—	1,332	491	—	—	—	1,823

Total equity	2,616	3,084	965	10,988	697	(3,729)	14,621

Total liabilities and equity	$3,413	$5,327	$2,546	$79,702	$10,501	$632	$102,121

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other	Total
Unamortized balance as of September 30, 2018	$28	$128	$41	$3,406	$202	$—	$3,805
Costs deferred	2	10	2	6	—	—	20
Amortization, net of interest accretion	(2)	(10)	(4)	(38)	(13)	—	(67)
Impact of foreign currency translation	—	(7)	—	—	—	—	(7)

Unamortized balance as of December 31, 2018	28	121	39	3,374	189	—	3,751
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(495)	7	—	(488)

Balance as of December 31, 2018	$28	$121	$39	$2,879	$196	$—	$3,263

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$193	$190	$184	$179	$746	$181	$175	$170	$169	$695
Net investment income	26	23	23	21	93	20	18	18	17	73
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	—	1	1	—	2	1	1	1	1	4

Total revenues	219	214	208	200	841	202	194	189	187	772

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	20	(14)	16	36	40	35	3	29	107
Acquisition and operating expenses, net of deferrals	44	41	45	39	169	41	43	41	40	165
Amortization of deferred acquisition costs and intangibles	3	4	3	4	14	4	3	3	4	14

Total benefits and expenses	61	65	34	59	219	85	81	47	73	286

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	158	149	174	141	622	117	113	142	114	486
Provision for income taxes	34	31	37	30	132	43	40	51	41	175

INCOME FROM CONTINUING OPERATIONS	124	118	137	111	490	74	73	91	73	311

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$124	$118	$137	$111	$490	$74	$73	$91	$73	$311

SALES:
Flow New Insurance Written (NIW)	$9,300	$10,300	$11,400	$9,000	$40,000	$10,200	$11,300	$9,800	$7,600	$38,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018								2017
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$7,900	85%	$8,400	82%	$9,700	85%	$7,300	81%	$7,900	77%	$8,600	76%	$7,900	81%	$6,100	80%
Single	1,400	15	1,900	18	1,700	15	1,700	19	2,300	23	2,700	24	1,900	19	1,500	20

Total Flow	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

FICO Scores
Over 735	$5,200	56%	$6,000	58%	$6,900	60%	$5,300	59%	$5,900	58%	$6,900	61%	$6,000	61%	$4,700	62%
680-735	3,200	35	3,300	32	3,700	32	3,000	33	3,400	33	3,500	31	3,100	32	2,300	30
660-679(2)	500	5	500	5	400	4	400	5	500	5	500	4	400	4	300	4
620-659	400	4	500	5	400	4	300	3	400	4	400	4	300	3	300	4
< 620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Loan-To-Value Ratio
95.01% and above	$2,000	21%	$2,000	19%	$2,400	21%	$1,600	18%	$1,700	17%	$1,600	14%	$1,100	11%	$800	11%
90.01% to 95.00%	4,000	43	4,500	44	4,900	43	3,900	43	4,500	44	5,200	46	4,700	48	3,500	46
85.01% to 90.00%	2,300	25	2,800	27	2,900	25	2,500	28	2,900	28	3,300	29	2,900	30	2,300	30
85.00% and below	1,000	11	1,000	10	1,200	11	1,000	11	1,100	11	1,200	11	1,100	11	1,000	13

Total Flow	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Origination
Purchase	$8,800	95%	$9,800	95%	$10,700	94%	$8,000	89%	$9,100	89%	$10,300	91%	$9,000	92%	$6,300	83%
Refinance	500	5	500	5	700	6	1,000	11	1,100	11	1,000	9	800	8	1,300	17

Total Flow	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$192	$195	$191	$185	$763	$196	$200	$186	$175	$757

Flow New Risk Written	$2,300	$2,559	$2,866	$2,247	$9,972	$2,539	$2,846	$2,478	$1,864	$9,727

Primary Insurance In-Force(1)	$166,700	$163,200	$159,500	$154,900		$151,800	$148,000	$143,000	$139,300
Risk In-Force
Flow(2)	$40,115	$39,304	$38,433	$37,252		$36,498	$35,567	$34,286	$33,347
Bulk(3)	178	188	195	202		212	252	257	266

Total Primary	40,293	39,492	38,628	37,454		36,710	35,819	34,543	33,613
Pool	69	72	75	80		83	86	92	96

Total Risk In-Force	$40,362	$39,564	$38,703	$37,534		$36,793	$35,905	$34,635	$33,709

Primary Risk In-Force That Is GSE Conforming	94%	94%	94%	94%		94%	95%	95%	95%

Expense Ratio (Net Earned Premiums)(4)	24%	23%	26%	24%	25%	25%	26%	26%	26%	26%

Expense Ratio (Net Premiums Written)(5)	25%	23%	25%	23%	24%	23%	23%	24%	25%	24%

Flow Persistency	86%	84%	83%	84%		83%	83%	82%	83%

Risk To Capital Ratio(6)	12.2:1	12.3:1	12.6:1	12.5:1		12.7:1	12.8:1	13.0:1	13.6:1

PMIERs Sufficiency Ratio(7)	129%	130%	129%	124%		121%	122%	122%	118%

Average Primary Loan Size (in thousands)	$213	$211	$209	$207		$205	$203	$200	$198

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of December 31, 2018, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within the current PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, the PMIERs sufficiency ratios were in excess of $750 million, $750 million, $700 million, $600 million, $550 million, $500 million, $500 million and $400 million, respectively, of available assets above the current PMIERs requirements. The PMIERs sufficiency ratio as of September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 was negatively impacted by approximately one, two, four and four points, respectively, by the increase in new delinquencies reported in the fourth quarter of 2017 in areas impacted by hurricanes Harvey and Irma.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$34	$52	$45	$53	$184	$41	$62	$92	$76	$271
Assumed(2)	—	—	—	1	1	1	—	—	2	3
Ceded	—	—	—	(1)	(1)	—	—	—	(1)	(1)
Loss adjustment expenses	—	3	2	2	7	2	2	2	2	8

Total Flow	34	55	47	55	191	44	64	94	79	281
Bulk	—	1	—	1	2	1	1	1	1	4

Total Primary	34	56	47	56	193	45	65	95	80	285
Pool	—	—	1	—	1	—	1	1	—	2

Total Paid Claims	$34	$56	$48	$56	$194	$45	$66	$96	$80	$287

Average Paid Claim (in thousands)(1)	$41.4	$45.9	$43.1	$47.5		$51.0	$50.6	$46.6	$51.2

Average Reserve Per Delinquency (in thousands)
Flow(3)	$17.3	$18.8	$19.6	$20.2		$19.7	$22.6	$24.1	$25.8
Bulk loans with established reserve	$14.6	$17.6	$18.4	$17.6		$18.1	$18.7	$19.5	$19.1

Reserves:
Flow direct case	$261	$280	$314	$372		$408	$412	$440	$530
Bulk direct case	5	7	8	8		10	11	12	12
Assumed(2)	2	2	2	2		3	3	4	4
All other(4)	28	28	28	33		34	34	34	37

Total Reserves	$296	$317	$352	$415		$455	$460	$490	$583

Beginning Reserves	$317	$352	$415	$455	$455	$460	$490	$583	$635	$635
Paid claims	(34)	(56)	(48)	(57)	(195)	(45)	(66)	(96)	(81)	(288)
Increase (decrease) in reserves	13	21	(15)	17	36	40	36	3	29	108

Ending Reserves	$296	$317	$352	$415	$296	$455	$460	$490	$583	$455

Beginning Reinsurance Recoverable(5)	$—	$—	$—	$1	$1	$1	$1	$1	$2	$2
Ceded paid claims	—	—	—	(1)	(1)	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$—	$—	$—	$—	$1	$1	$1	$1	$1

Loss Ratio(6)	7%	11%	(8)%	9%	5%	22%	20%	2%	17%	15%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and average paid claim in the second quarter of 2017 included payments in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)

Average reserve per delinquency in the fourth quarter of 2017 reflected a decrease in the hurricanes Harvey and Irma impacted areas. There were approximately three thousand new delinquencies in impacted areas. However, the company’s experience indicated that these delinquencies had different ultimate claim rates and, therefore, the company lowered its expected claim frequency for the incremental delinquencies.

(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the second quarter of 2018, the company recorded a favorable reserve adjustment of $28 million, which reduced the loss ratio by four percentage points for the twelve months ended December 31, 2018 and 15 percentage points for the three months ended June 30, 2018. The second quarter of 2017 also included a $15 million favorable reserve adjustment. The fourth quarter of 2017 reflected an increase in the hurricanes Harvey and Irma impacted areas, which negatively impacted benefits and other changes in policy reserves by approximately $5 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow(1)	16,670	16,367	17,505	20,007		22,483	19,765	19,733	22,036
Bulk loans with an established reserve	403	415	445	494		614	631	653	695
Bulk loans with no reserve(2)	86	92	101	101		91	112	291	288

Total Number of Primary Delinquencies	17,159	16,874	18,051	20,602		23,188	20,508	20,677	23,019

Beginning Number of Primary Delinquencies	16,874	18,051	20,602	23,188	23,188	20,508	20,677	23,019	25,709	25,709
New delinquencies(1)	8,719	7,884	7,049	8,409	32,061	11,979	8,753	7,776	8,456	36,964
Delinquency cures(1)	(7,601)	(7,857)	(8,488)	(9,840)	(33,786)	(8,419)	(7,654)	(8,085)	(9,583)	(33,741)
Paid claims	(833)	(1,204)	(1,112)	(1,155)	(4,304)	(880)	(1,268)	(2,033)	(1,563)	(5,744)

Ending Number of Primary Delinquencies	17,159	16,874	18,051	20,602	17,159	23,188	20,508	20,677	23,019	23,188

Composition of Cures
Reported delinquent and cured-intraquarter	1,767	1,651	1,514	2,288		2,007	1,713	1,697	2,350
Number of missed payments delinquent prior to cure:
3 payments or less	4,131	3,951	4,568	5,413		4,547	4,104	4,285	5,375
4 - 11 payments	1,382	1,943	2,070	1,719		1,346	1,305	1,678	1,432
12 payments or more	321	312	336	420		519	532	425	426

Total(1)	7,601	7,857	8,488	9,840		8,419	7,654	8,085	9,583

Primary Delinquencies by Missed Payment Status
3 payments or less	8,578	7,853	7,539	8,335		10,852	8,542	7,877	8,114
4 - 11 payments	4,689	4,745	5,657	6,875		6,319	5,420	5,520	6,341
12 payments or more	3,892	4,276	4,855	5,392		6,017	6,546	7,280	8,564

Primary Delinquencies(1)	17,159	16,874	18,051	20,602		23,188	20,508	20,677	23,019

	December 31, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,360	$31	$365	8%
4 - 11 payments in default	4,591	88	208	42%
12 payments or more in default	3,719	142	188	76%

Total	16,670	$261	$761	34%

	December 31, 2017
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies(1)	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,594	$46	$474	10%
4 - 11 payments in default	6,178	125	279	45%
12 payments or more in default	5,711	237	281	84%

Total	22,483	$408	$1,034	39%

(1)	The number of delinquencies, new delinquencies and delinquency cures in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2018				2017
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	783,288	773,290	762,727	749,145	742,094	730,174	714,254	703,214
Primary delinquent loans(1)	17,159	16,874	18,051	20,602	23,188	20,508	20,677	23,019
Primary delinquency rate(1)	2.19%	2.18%	2.37%	2.75%	3.12%	2.81%	2.89%	3.27%

Flow loans in-force	770,657	759,965	748,497	734,411	725,748	712,848	695,383	683,532
Flow delinquent loans(1)	16,670	16,367	17,505	20,007	22,483	19,765	19,733	22,036
Flow delinquency rate(1)	2.16%	2.15%	2.34%	2.72%	3.10%	2.77%	2.84%	3.22%

Bulk loans in-force	12,631	13,325	14,230	14,734	16,346	17,326	18,871	19,682
Bulk delinquent loans	489	507	546	595	705	743	944	983
Bulk delinquency rate	3.87%	3.80%	3.84%	4.04%	4.31%	4.29%	5.00%	4.99%

A minus and sub-prime loans in-force	15,348	16,087	16,928	17,964	18,912	19,828	20,797	22,056
A minus and sub-prime delinquent loans	2,727	2,817	3,058	3,557	4,054	4,080	4,148	4,572
A minus and sub-prime delinquency rate	17.77%	17.51%	18.06%	19.80%	21.44%	20.58%	19.95%	20.73%

Pool Loans
Pool loans in-force	4,535	4,636	4,774	4,961	5,039	5,145	5,406	5,586
Pool delinquent loans	220	215	204	220	249	252	276	276
Pool delinquency rate	4.85%	4.64%	4.27%	4.43%	4.94%	4.90%	5.11%	4.94%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	57%	57%	57%	56%	55%
680-735	32%	32%	32%	32%	31%	31%	31%	31%
660-679(2)	5%	5%	5%	5%	6%	6%	6%	6%
620-659	5%	5%	5%	5%	5%	5%	5%	6%
<620	1%	1%	1%	1%	1%	1%	2%	2%

(1)	Delinquent loans and delinquency rates in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2018
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.08%	8.9%	$1,668	1.0%	$314	0.8%	12.24%
2005	5.55%	7.9	1,563	0.9	368	0.9	10.61%
2006	5.70%	12.2	3,028	1.8	703	1.7	10.35%
2007	5.63%	27.4	7,995	4.8	1,843	4.6	9.24%
2008	5.15%	14.5	6,649	4.0	1,516	3.8	5.71%
2009	4.90%	0.5	549	0.3	113	0.3	2.03%
2010	4.63%	0.6	626	0.4	144	0.4	2.17%
2011	4.55%	0.6	991	0.6	231	0.6	2.09%
2012	3.86%	0.8	2,879	1.7	691	1.7	1.27%
2013	4.08%	2.1	5,583	3.4	1,374	3.4	1.48%
2014	4.45%	4.5	9,388	5.6	2,276	5.6	1.84%
2015	4.14%	6.1	18,464	11.1	4,481	11.1	1.26%
2016	3.88%	7.1	33,316	20.0	8,038	20.0	0.92%
2017	4.24%	5.5	35,138	21.1	8,596	21.3	0.74%
2018	4.77%	1.3	38,846	23.3	9,605	23.8	0.23%

Total	4.49%	100.0%	$166,683	100.0%	$40,293	100.0%	2.19%

	December 31, 2018		September 30, 2018		December 31, 2017
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate(3)
Lender concentration (by original applicant)	$40,293	2.19%	$39,492	2.18%	$36,710	3.12%
Top 10 lenders	$11,233	2.57%	$11,196	2.56%	$10,686	3.73%
Top 20 lenders	$15,099	2.52%	$15,005	2.51%	$14,288	3.64%

Loan-to-value ratio
95.01% and above	$7,124	3.83%	$6,857	3.88%	$6,057	5.77%
90.01% to 95.00%	20,946	1.67%	20,527	1.62%	19,043	2.35%
80.01% to 90.00%	12,054	1.83%	11,931	1.86%	11,410	2.62%
80.00% and below	169	2.65%	177	2.73%	200	3.08%

Total	$40,293	2.19%	$39,492	2.18%	$36,710	3.12%

Loan grade
Prime	$39,757	1.88%	$38,930	1.86%	$36,049	2.65%
A minus and sub-prime	536	17.77%	562	17.51%	661	21.44%

Total	$40,293	2.19%	$39,492	2.18%	$36,710	3.12%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $296 million as of December 31, 2018.
(3)	Delinquency rates in the fourth quarter of 2017 reflect increases in the hurricanes Harvey and Irma impacted areas.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$128	$127	$131	$139	$525	$136	$131	$126	$126	$519
Net investment income	36	34	34	34	138	36	33	31	32	132
Net investment gains (losses)	(136)	29	(15)	(15)	(137)	15	55	47	11	128
Policy fees and other income	—	—	—	—	—	—	1	—	—	1

Total revenues	28	190	150	158	526	187	220	204	169	780

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	23	18	19	18	78	12	18	4	20	54
Acquisition and operating expenses, net of deferrals	16	17	20	17	70	23	20	16	21	80
Amortization of deferred acquisition costs and intangibles	11	11	11	10	43	11	11	11	10	43
Interest expense	5	4	4	5	18	5	4	5	4	18

Total benefits and expenses	55	50	54	50	209	51	53	36	55	195

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(27)	140	96	108	317	136	167	168	114	585
Provision (benefit) for income taxes	(7)	37	24	30	84	44	55	56	36	191

INCOME (LOSS) FROM CONTINUING OPERATIONS	(20)	103	72	78	233	92	112	112	78	394
Less: income (loss) from continuing operations attributable to noncontrolling interests	(6)	46	32	36	108	44	54	54	38	190

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(14)	57	40	42	125	48	58	58	40	204

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	78	(17)	8	9	78	(9)	(32)	(27)	(6)	(74)
Expenses related to restructuring	—	—	—	—	—	—	1	—	—	1
Taxes on adjustments	(16)	4	(2)	(2)	(16)	4	10	10	2	26

ADJUSTED OPERATING INCOME(2)	$48	$44	$46	$49	$187	$43	$37	$41	$36	$157

SALES:
New Insurance Written (NIW)
Flow	$3,300	$4,200	$3,700	$2,500	$13,700	$3,600	$4,400	$3,700	$2,300	$14,000
Bulk	900	600	900	900	3,300	800	600	800	8,000	10,200

Total Canada NIW(3)	$4,200	$4,800	$4,600	$3,400	$17,000	$4,400	$5,000	$4,500	$10,300	$24,200

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$136	$(29)	$15	$15	$137	$(15)	$(55)	$(47)	$(11)	$(128)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(58)	12	(7)	(6)	(59)	6	23	20	5	54

Net investment (gains) losses, net	$78	$(17)	$8	$9	$78	$(9)	$(32)	$(27)	$(6)	$(74)

(2)

Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $50 million and $185 million for the three and twelve months ended December 31, 2018, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,400 million and $16,900 million for the three and twelve months ended December 31, 2018, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$119	$150	$133	$92	$494	$131	$156	$126	$96	$509
Loss Ratio(1)	18%	14%	15%	13%	15%	9%	14%	4%	16%	10%
Expense Ratio (Net Earned Premiums)(2)	21%	22%	23%	20%	22%	25%	23%	21%	25%	24%
Expense Ratio (Net Premiums Written)(3)	23%	19%	23%	30%	23%	26%	20%	21%	32%	24%

Primary Insurance In-Force(4)	$372,000	$389,400	$380,200	$384,600		$392,500	$390,700	$371,500	$358,900
Primary Risk In-Force(5)
Flow	$89,000	$92,800	$89,800	$90,500		$92,300	$91,400	$86,500	$83,200
Bulk	41,200	43,500	43,300	44,100		45,100	45,300	43,500	42,400

Total	$130,200	$136,300	$133,100	$134,600		$137,400	$136,700	$130,000	$125,600

	December 31, 2018				September 30, 2018
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$44,584	$44,584	$—		$46,344	$46,344	$—
90.01% to 95.00%	26,254	26,254	—		27,430	27,430	—
80.01% to 90.00%	15,145	15,142	3		15,871	15,868	3
80.00% and below	44,222	3,004	41,218		46,645	3,154	43,491

Total	$130,205	$88,984	$41,221		$136,290	$92,796	$43,494

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $152.0 billion, $163.0 billion, $162.0 billion, $168.0 billion, $174.0 billion, $178.0 billion, $174.0 billion and $170.0 billion as of December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Insured loans in-force(1),(2)	2,143,191	2,133,618	2,137,221	2,123,727	2,110,324
Insured delinquent loans	1,684	1,695	1,742	1,723	1,718
Insured delinquency rate(2),(3)	0.08%	0.08%	0.08%	0.08%	0.08%

Flow loans in-force(1)	1,499,304	1,486,859	1,470,826	1,456,573	1,447,794
Flow delinquent loans	1,310	1,327	1,406	1,385	1,369
Flow delinquency rate(3)	0.09%	0.09%	0.10%	0.10%	0.09%

Bulk loans in-force(1)	643,887	646,759	666,395	667,154	662,530
Bulk delinquent loans	374	368	336	338	349
Bulk delinquency rate(3)	0.06%	0.06%	0.05%	0.05%	0.05%

Loss Metrics	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Beginning Reserves	$82	$83	$84	$87	$97
Paid claims(4)	(18)	(19)	(20)	(19)	(21)
Increase in reserves	24	17	21	18	12
Impact of changes in foreign exchange rates	(4)	1	(2)	(2)	(1)

Ending Reserves	$84	$82	$83	$84	$87

	December 31, 2018		September 30, 2018		December 31, 2017
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	47%	0.03%	47%	0.03%
Alberta	17	0.18%	16	0.17%	16	0.17%
British Columbia	14	0.04%	14	0.04%	15	0.05%
Quebec	13	0.10%	13	0.10%	13	0.11%
Saskatchewan	3	0.28%	3	0.28%	3	0.28%
Nova Scotia	2	0.13%	2	0.14%	2	0.16%
Manitoba	2	0.10%	2	0.11%	2	0.08%
New Brunswick	1	0.10%	1	0.12%	1	0.16%
All Other	1	0.19%	2	0.19%	1	0.17%

Total	100%	0.08%	100%	0.08%	100%	0.08%

By Policy Year
2009 and prior	35%	0.04%	36%	0.04%	36%	0.04%
2010	5	0.10%	5	0.11%	5	0.11%
2011	5	0.14%	5	0.13%	5	0.16%
2012	6	0.17%	6	0.16%	6	0.18%
2013	6	0.16%	6	0.17%	7	0.17%
2014	7	0.17%	7	0.16%	8	0.17%
2015	11	0.12%	11	0.11%	12	0.10%
2016	13	0.07%	13	0.07%	14	0.05%
2017	7	0.06%	7	0.05%	7	0.02%
2018	5	0.01%	4	0.01%	—	—%

Total	100%	0.08%	100%	0.08%	100%	0.08%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 910,000 as of December 31, 2018, 924,000 as of September 30, 2018, 935,000 as of June 30, 2018, 946,000 as of March 31, 2018 and 949,000 as of December 31, 2017. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.18% as of December 31, 2018 and September 30, 2018, 0.19% as of June 30, 2018 and 0.18% as of March 31, 2018 and December 31, 2017.

(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$18	$23	$26	$23	$90	$25	$25	$30	$28	$108
Bulk	2	2	1	2	7	2	1	2	3	8

Total Paid Claims	$20	$25	$27	$25	$97	$27	$26	$32	$31	$116

Average Paid Claim (in thousands)	$58.1	$67.4	$79.4	$68.5		$68.8	$66.6	$73.6	$65.3

Average Reserve Per Delinquency (in thousands)	$68.0	$62.6	$62.5	$62.7		$63.5	$68.8	$67.8	$69.7

Loss Metrics

Beginning Reserves	$106	$109	$108	$109	$109	$121	$123	$145	$151	$151
Paid claims(1)	(20)	(25)	(27)	(25)	(97)	(27)	(26)	(32)	(31)	(116)
Increase in reserves	29	22	28	24	103	15	24	10	25	74

Ending Reserves	$115	$106	$109	$108	$115	$109	$121	$123	$145	$109

Loan Amount(2)

Over $550K	9%	9%	9%	8%		8%	8%	8%	8%
$400K to $550K	15	15	15	15		15	14	14	14
$250K to $400K	35	34	34	34		34	34	34	34
$100K to $250K	38	39	39	39		39	40	40	40
$100K or Less	3	3	3	4		4	4	4	4

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$237	$236	$234	$233		$233	$232	$231	$230

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss) and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$82	$87	$106	$98	$373	$(377)	$78	$78	$81	$(140)
Net investment income	15	17	18	17	67	18	19	17	21	75
Net investment gains (losses)	(19)	1	12	(9)	(15)	2	1	2	20	25
Policy fees and other income	1	—	—	1	2	—	—	—	—	—

Total revenues	79	105	136	107	427	(357)	98	97	122	(40)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	27	29	30	110	25	29	27	28	109
Acquisition and operating expenses, net of deferrals	16	15	17	17	65	17	18	9	23	67
Amortization of deferred acquisition costs and intangibles(1)	10	10	12	11	43	(7)	10	17	4	24
Interest expense	2	3	2	2	9	2	3	2	2	9

Total benefits and expenses	52	55	60	60	227	37	60	55	57	209

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27	50	76	47	200	(394)	38	42	65	(249)
Provision (benefit) for income taxes	8	15	23	14	60	(138)	12	14	22	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	19	35	53	33	140	(256)	26	28	43	(159)
Less: income (loss) from continuing operations attributable to noncontrolling interests	8	18	27	17	70	(132)	14	15	23	(80)

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	11	17	26	16	70	(124)	12	13	20	(79)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(2)	10	—	(6)	4	8	(1)	(1)	—	(11)	(13)
Taxes on adjustments	(3)	—	2	(1)	(2)	—	1	(1)	4	4

ADJUSTED OPERATING INCOME (LOSS)(1),(3)	$18	$17	$22	$19	$76	$(125)	$12	$12	$13	$(88)

SALES:
New Insurance Written (NIW)
Flow	$4,000	$3,800	$3,700	$3,400	$14,900	$4,200	$3,700	$4,100	$4,100	$16,100
Bulk	800	—	900	—	1,700	—	600	600	1,000	2,200

Total Australia NIW(4),(5)	$4,800	$3,800	$4,600	$3,400	$16,600	$4,200	$4,300	$4,700	$5,100	$18,300

(1)  In the fourth quarter of 2017, the Australian platform completed a review of its premium earnings pattern, which resulted in refinements to premium recognition factors. These refinements decreased premiums by $468 million and decreased amortization of deferred acquisition costs and intangibles by $18 million in the fourth quarter of 2017. After noncontrolling interests and taxes, these adjustments unfavorably impacted adjusted operating income (loss) by $141 million in the fourth quarter of 2017.

(2)  Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$19	$(1)	$(12)	$9	$15	$(2)	$(1)	$(2)	$(20)	$(25)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(9)	1	6	(5)	(7)	1	—	2	9	12

Net investment (gains) losses, net	$10	$—	$(6)	$4	$8	$(1)	$(1)	$—	$(11)	$(13)

(3)

Adjusted operating income (loss) for the Australian platform adjusted for foreign exchange as compared to the prior year period was $19 million and $76 million for the three and twelve months ended December 31, 2018, respectively.

(4)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,200 million and $17,000 million for the three and twelve months ended December 31, 2018, respectively.

(5)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$70	$56	$56	$60	$242	$63	$56	$58	$54	$231
Loss Ratio(1)	29%	31%	28%	30%	30%	(7)%	37%	34%	35%	(79)%
Expense Ratio (Net Earned Premiums)(2)	32%	29%	27%	29%	29%	(3)%	37%	34%	33%	(65)%
Expense Ratio (Net Premiums Written)(3)	38%	46%	50%	47%	45%	15%	51%	46%	49%	39%

Primary Insurance In-Force(4)	$218,200	$222,500	$229,400	$246,300		$251,400	$252,200	$247,700	$246,400
Primary Risk In-Force(4),(5)
Flow	$70,300	$71,900	$74,000	$79,600		$81,200	$81,300	$80,000	$79,700
Bulk	5,700	5,600	5,900	6,100		6,300	6,400	6,200	6,000

Total	$76,000	$77,500	$79,900	$85,700		$87,500	$87,700	$86,200	$85,700

	December 31, 2018				September 30, 2018
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$11,261	$11,260	$1		$11,742	$11,742	$—
90.01% to 95.00%	21,081	21,076	5		21,407	21,402	5
80.01% to 90.00%	22,475	22,413	62		22,589	22,529	60
80.00% and below	21,161	15,574	5,587		21,716	16,171	5,545

Total	$75,978	$70,323	$5,655		$77,454	$71,844	$5,610

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the fourth quarter of 2017, the company decreased net earned premiums $468 million from refinements to premium recognition factors from the review of its premium earnings pattern. This adjustment reduced the loss ratio by 35 percentage points and 112 percentage points for the three and twelve months ended December 31, 2017, respectively.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased net earned premiums $468 million and DAC amortization $18 million from refinements to premium recognition factors from the review of its premium earnings pattern. These adjustments reduced the expense ratio (net earned premiums) by 33 percentage points and 98 percentage points for the three and twelve months ended December 31, 2017, respectively.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased DAC amortization $18 million from refinements to premium recognition factors from the review of its premium earnings pattern. This adjustment reduced the expense ratio (net premiums written) by 29 percentage points and eight percentage points for the three and twelve months ended December 31, 2017, respectively.

(4)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $154 million, $158 million, $159 million and $160 million as of December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Insured loans in-force	1,332,906	1,335,133	1,354,614	1,407,431	1,416,525
Insured delinquent loans	7,145	7,350	7,306	6,958	6,696
Insured delinquency rate	0.54%	0.55%	0.54%	0.49%	0.47%

Flow loans in-force	1,226,219	1,229,558	1,247,229	1,296,055	1,303,928
Flow delinquent loans	6,931	7,133	7,076	6,735	6,476
Flow delinquency rate	0.57%	0.58%	0.57%	0.52%	0.50%

Bulk loans in-force	106,687	105,575	107,385	111,376	112,597
Bulk delinquent loans	214	217	230	223	220
Bulk delinquency rate	0.20%	0.21%	0.21%	0.20%	0.20%

Loss Metrics	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Beginning Reserves	$201	$206	$211	$218	$232
Paid claims(2)	(25)	(27)	(25)	(35)	(41)
Increase in reserves	25	26	29	31	27
Impact of changes in foreign exchange rates	(5)	(4)	(9)	(3)	—

Ending Reserves	$196	$201	$206	$211	$218

	December 31, 2018		September 30, 2018		December 31, 2017
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	27%	0.38%	28%	0.38%	28%	0.31%
Queensland	23	0.70%	23	0.73%	23	0.67%
Victoria	23	0.40%	23	0.42%	23	0.37%
Western Australia	13	0.98%	12	1.01%	12	0.83%
South Australia	6	0.68%	6	0.70%	6	0.60%
Australian Capital Territory	3	0.17%	3	0.15%	3	0.14%
Tasmania	2	0.31%	2	0.35%	2	0.32%
New Zealand	2	0.05%	2	0.05%	2	0.04%
Northern Territory	1	0.68%	1	0.70%	1	0.48%

Total	100%	0.54%	100%	0.55%	100%	0.47%

By Policy Year(1)
2009 and prior	42%	0.47%	42%	0.49%	44%	0.43%
2010	4	0.62%	4	0.59%	5	0.53%
2011	4	0.77%	5	0.75%	5	0.64%
2012	6	0.96%	6	0.93%	7	0.84%
2013	7	0.90%	7	0.92%	8	0.74%
2014	8	0.83%	9	0.84%	9	0.64%
2015	8	0.65%	8	0.64%	8	0.43%
2016	7	0.44%	7	0.42%	7	0.22%
2017	7	0.21%	7	0.19%	7	0.03%
2018	7	0.03%	5	0.02%	—	—%

Total	100%	0.54%	100%	0.55%	100%	0.47%

(1)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$34	$38	$33	$44	$149	$51	$42	$40	$33	$166
Bulk	—	—	—	—	—	1	—	—	—	1

Total Paid Claims	$34	$38	$33	$44	$149	$52	$42	$40	$33	$167

Average Paid Claim (in thousands)	$104.2	$117.2	$110.1	$119.5		$134.4	$110.6	$112.7	$92.5

Average Reserve Per Delinquency (in thousands)	$39.0	$37.9	$38.2	$39.4		$41.8	$41.5	$41.3	$42.8

Loss Metrics

Beginning Reserves	$278	$279	$274	$280	$280	$297	$301	$297	$293	$293
Paid claims(1)	(34)	(38)	(33)	(44)	(149)	(52)	(42)	(40)	(33)	(167)
Increase in reserves	35	37	38	38	148	35	38	44	37	154

Ending Reserves	$279	$278	$279	$274	$279	$280	$297	$301	$297	$280

Loan Amount(2),(3)

Over $550K	18%	18%	17%	17%		17%	17%	16%	16%
$400K to $550K	21	21	21	20		20	20	20	20
$250K to $400K	34	34	34	35		35	35	35	35
$100K to $250K	22	22	23	23		23	23	24	24
$100K or Less	5	5	5	5		5	5	5	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$232	$231	$229	$228		$227	$226	$224	$223

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$716	$717	$712	$722	$2,867	$680	$748	$736	$758	$2,922
Net investment income	690	696	707	688	2,781	697	683	694	681	2,755
Net investment gains (losses)	38	(7)	(10)	8	29	43	27	57	7	134
Policy fees and other income	154	155	169	163	641	166	154	170	170	660

Total revenues	1,598	1,561	1,578	1,581	6,318	1,586	1,612	1,657	1,616	6,471

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,767	1,248	1,163	1,238	5,416	1,298	1,255	1,163	1,164	4,880
Interest credited	113	113	116	119	461	117	128	129	132	506
Acquisition and operating expenses, net of deferrals	153	144	146	141	584	122	149	144	157	572
Amortization of deferred acquisition costs and intangibles	55	53	78	71	257	107	50	101	70	328
Interest expense	4	4	4	4	16	4	3	3	3	13

Total benefits and expenses	2,092	1,562	1,507	1,573	6,734	1,648	1,585	1,540	1,526	6,299

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(494)	(1)	71	8	(416)	(62)	27	117	90	172
Provision (benefit) for income taxes	(101)	6	21	6	(68)	(23)	10	41	32	60

INCOME (LOSS) FROM CONTINUING OPERATIONS	(393)	(7)	50	2	(348)	(39)	17	76	58	112

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(41)	6	9	(9)	(35)	(45)	(28)	(57)	(8)	(138)
Taxes on adjustments	9	(2)	(2)	2	7	15	10	20	3	48

ADJUSTED OPERATING INCOME (LOSS)	$(425)	$(3)	$57	$(5)	$(376)	$(69)	$(1)	$39	$53	$22

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(38)	$7	$10	$(8)	$(29)	$(43)	$(27)	$(57)	$(7)	$(134)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(1)	(1)	(1)	(6)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$(41)	$6	$9	$(9)	$(35)	$(45)	$(28)	$(57)	$(8)	$(138)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$650	$648	$632	$631	$2,561	$595	$641	$623	$634	$2,493
Net investment income	398	397	399	382	1,576	386	369	369	356	1,480
Net investment gains (losses)	46	4	3	6	59	17	23	44	3	87
Policy fees and other income	—	(1)	1	1	1	1	—	—	1	2

Total revenues	1,094	1,048	1,035	1,020	4,197	999	1,033	1,036	994	4,062

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,311	944	874	928	4,057	853	896	821	835	3,405
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	105	99	101	93	398	80	98	97	112	387
Amortization of deferred acquisition costs and intangibles	25	24	22	27	98	22	23	23	23	91
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,441	1,067	997	1,048	4,553	955	1,017	941	970	3,883

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(347)	(19)	38	(28)	(356)	44	16	95	24	179
Provision (benefit) for income taxes	(69)	1	14	(1)	(55)	15	6	34	8	63

INCOME (LOSS) FROM CONTINUING OPERATIONS	(278)	(20)	24	(27)	(301)	29	10	61	16	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(46)	(4)	(3)	(6)	(59)	(17)	(23)	(44)	(3)	(87)
Taxes on adjustments	10	—	1	1	12	5	8	16	1	30

ADJUSTED OPERATING INCOME (LOSS)	$(314)	$(24)	$22	$(32)	$(348)	$17	$(5)	$33	$14	$59

RATIOS:
Loss Ratio(1)	137.6%	83.0%	74.6%	84.1%	95.1%	82.0%	78.8%	71.0%	72.0%	75.9%
Gross Benefits Ratio(2)	201.5%	146.2%	137.7%	147.2%	158.4%	143.3%	139.8%	131.8%	131.6%	136.6%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$66	$69	$80	$91	$306	$85	$107	$113	$124	$429
Net investment income	127	128	125	124	504	117	124	126	125	492
Net investment gains (losses)	(5)	(4)	(2)	5	(6)	11	7	5	3	26
Policy fees and other income	151	152	164	159	626	161	151	167	165	644

Total revenues	339	345	367	379	1,430	374	389	411	417	1,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	367	239	225	247	1,078	324	280	248	261	1,113
Interest credited	61	59	60	61	241	55	63	62	63	243
Acquisition and operating expenses, net of deferrals	35	33	33	35	136	34	36	33	33	136
Amortization of deferred acquisition costs and intangibles	14	16	42	29	101	78	13	62	29	182
Interest expense	4	4	4	4	16	4	3	3	3	13

Total benefits and expenses	481	351	364	376	1,572	495	395	408	389	1,687

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(142)	(6)	3	3	(142)	(121)	(6)	3	28	(96)
Provision (benefit) for income taxes	(30)	(1)	1	—	(30)	(43)	(2)	1	10	(34)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(112)	(5)	2	3	(112)	(78)	(4)	2	18	(62)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	5	4	2	(5)	6	(11)	(7)	(5)	(3)	(26)
Taxes on adjustments	(1)	(1)	—	1	(1)	4	2	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$(108)	$(2)	$4	$(1)	$(107)	$(85)	$(9)	$(1)	$16	$(79)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	165	171	183	182	701	194	190	199	200	783
Net investment gains (losses)	(3)	(7)	(11)	(3)	(24)	15	(3)	8	1	21
Policy fees and other income	3	4	4	3	14	4	3	3	4	14

Total revenues	165	168	176	182	691	213	190	210	205	818

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	89	65	64	63	281	121	79	94	68	362
Interest credited	52	54	56	58	220	62	65	67	69	263
Acquisition and operating expenses, net of deferrals	13	12	12	13	50	8	15	14	12	49
Amortization of deferred acquisition costs and intangibles	16	13	14	15	58	7	14	16	18	55
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	170	144	146	149	609	198	173	191	167	729

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	24	30	33	82	15	17	19	38	89
Provision (benefit) for income taxes	(2)	6	6	7	17	5	6	6	14	31

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	18	24	26	65	10	11	13	24	58

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	—	6	10	2	18	(17)	2	(8)	(2)	(25)
Taxes on adjustments	—	(1)	(3)	—	(4)	6	—	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$(3)	$23	$31	$28	$79	$(1)	$13	$7	$23	$42

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$3	$7	$11	$3	$24	$(15)	$3	$(8)	$(1)	$(21)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(1)	(1)	(1)	(6)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$—	$6	$10	$2	$18	$(17)	$2	$(8)	$(2)	$(25)

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$45	$44	$43	$42	$174	$41	$40	$41	$38	$160
Net investment gains (losses)	(15)	(3)	(1)	(14)	(33)	(8)	9	7	8	16
Policy fees and other income	37	38	38	40	153	40	41	41	41	163

Total revenues	67	79	80	68	294	73	90	89	87	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	17	7	7	8	39	8	5	9	4	26
Interest credited	39	38	36	37	150	35	36	34	35	140
Acquisition and operating expenses, net of deferrals	14	14	14	15	57	14	16	16	15	61
Amortization of deferred acquisition costs and intangibles	13	5	8	7	33	4	7	7	6	24
Interest expense	—	—	—	—	—	1	—	1	—	2

Total benefits and expenses	83	64	65	67	279	62	64	67	60	253

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(16)	15	15	1	15	11	26	22	27	86
Provision (benefit) for income taxes	(3)	2	3	—	2	2	8	7	8	25

INCOME (LOSS) FROM CONTINUING OPERATIONS	(13)	13	12	1	13	9	18	15	19	61

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	13	1	1	12	27	7	(8)	(7)	(7)	(15)
Taxes on adjustments	(2)	—	—	(3)	(5)	(3)	3	3	2	5

ADJUSTED OPERATING INCOME (LOSS)	$(2)	$14	$13	$10	$35	$13	$13	$11	$14	$51

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$15	$3	$1	$14	$33	$8	$(9)	$(7)	$(8)	$(16)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	(2)	—	(2)	(6)	(1)	1	—	1	1

Net investment (gains) losses, net	$13	$1	$1	$12	$27	$7	$(8)	$(7)	$(7)	$(15)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$3	$2	$8	$2	$3	$1	$2	$8
Net investment income	3	1	3	2	9	—	4	—	1	5
Net investment gains (losses)	18	(7)	—	(1)	10	(7)	(7)	(12)	(12)	(38)
Policy fees and other income	(1)	(1)	1	(2)	(3)	—	1	(2)	(1)	(2)

Total revenues	22	(6)	7	1	24	(5)	1	(13)	(10)	(27)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2	1	1	1	5	—	2	—	1	3
Acquisition and operating expenses, net of deferrals	18	12	11	11	52	30	19	14	14	77
Amortization of deferred acquisition costs and intangibles	—	—	—	1	1	—	2	—	—	2
Interest expense	63	61	67	65	256	63	63	63	53	242

Total benefits and expenses	83	74	79	78	314	93	86	77	68	324

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(61)	(80)	(72)	(77)	(290)	(98)	(85)	(90)	(78)	(351)
Provision (benefit) for income taxes	(17)	(28)	3	(17)	(59)	(483)	(23)	(39)	(23)	(568)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(44)	(52)	(75)	(60)	(231)	385	(62)	(51)	(55)	217

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(18)	7	—	1	(10)	7	7	12	12	38
Expenses related to restructuring	—	2	—	—	2	—	—	—	1	1
Fees associated with bond consent solicitation	6	—	—	—	6	—	—	—	—	—
Taxes on adjustments	2	(2)	—	—	—	(2)	(3)	(4)	(4)	(13)

ADJUSTED OPERATING INCOME (LOSS)	$(54)	$(45)	$(75)	$(59)	$(233)	$390	$(58)	$(43)	$(46)	$243

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Investments Summary

(amounts in millions)

		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$32,630	45%	$32,496	45%	$32,813	45%	$33,438	45%	$34,281	45%
Private fixed maturity securities		13,000	18	12,628	17	12,362	17	12,278	16	12,504	16
Residential mortgage-backed securities(1)		2,998	4	3,178	5	3,522	5	3,780	5	4,000	6
Commercial mortgage-backed securities		3,007	4	3,146	4	3,340	5	3,332	4	3,426	5
Other asset-backed securities		3,414	5	3,044	4	2,950	4	3,067	4	3,060	4
State and political subdivisions		2,552	4	2,795	4	2,855	4	2,876	4	2,926	4
Non-investment grade fixed maturity securities		2,060	3	2,117	3	2,190	3	2,309	3	2,328	3
Equity securities:
Common stocks and mutual funds		141	—	171	—	164	—	210	1	229	—
Preferred stocks		514	1	612	1	594	1	589	1	591	1
Commercial mortgage loans		6,687	9	6,568	9	6,480	9	6,336	8	6,341	8
Restricted commercial mortgage loans related to securitization entities		62	—	87	—	90	—	99	—	107	—
Policy loans		1,861	3	1,859	3	1,872	3	1,789	2	1,786	3
Cash, cash equivalents, restricted cash and short-term investments		2,407	3	2,864	4	2,951	4	3,605	5	3,777	5
Securities lending		103	—	166	—	211	—	252	1	268	—
Other invested assets:	Limited partnerships	409	1	372	1	335	—	301	1	258	—
	Derivatives:(2)
	Long-term care (LTC) forward starting swap—cash flow	42	—	36	—	49	—	54	—	74	—
	Other cash flow	6	—	2	—	2	—	1	—	1	—
	Equity index options—non-qualified	39	—	80	—	70	—	60	—	80	—
	Other non-qualified	91	—	127	—	109	—	114	—	121	—
	Other	268	—	212	—	166	—	130	—	109	—

Total invested assets and cash		$72,291	100%	$72,560	100%	$73,125	100%	$74,620	100%	$76,267	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$10,799	26%	$11,642	28%	$12,269	29%	$12,673	29%	$13,248	29%
AA		4,117	10	4,358	10	4,428	10	4,409	10	4,380	10
A		12,005	29	11,984	28	12,174	28	12,637	28	13,261	29
BBB		13,669	32	12,994	31	12,929	30	13,164	30	13,271	29
BB		1,149	3	1,156	3	1,221	3	1,328	3	1,356	3
B		93	—	130	—	123	—	126	—	109	—
CCC and lower		25	—	27	—	31	—	40	—	40	—

Total public fixed maturity securities		$41,857	100%	$42,291	100%	$43,175	100%	$44,377	100%	$45,665	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
AAA		$2,540	14%	$2,109	12%	$2,045	12%	$1,973	12%	$1,848	11%
AA		2,198	13	2,224	13	2,156	13	2,125	13	2,148	13
A		4,866	27	4,695	27	4,750	28	4,731	28	4,856	29
BBB		7,407	42	7,281	43	7,091	42	7,059	42	7,185	43
BB		737	4	724	4	733	4	762	5	765	4
B		54	—	78	1	80	1	51	—	48	—
CCC and lower		2	—	2	—	2	—	2	—	10	—

Total private fixed maturity securities		$17,804	100%	$17,113	100%	$16,857	100%	$16,703	100%	$16,860	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Certain derivative balances have been reclassified as of June 30, 2018 and March 31, 2018 to conform to the current period presentation.
(3)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,631	8%	$5,181	9%	$5,353	9%	$5,398	9%	$5,548	9%
State and political subdivisions	2,552	4	2,795	5	2,855	5	2,876	5	2,926	5
Foreign government	2,393	4	2,289	4	2,380	4	2,299	4	2,233	4
U.S. corporate	28,762	48	27,538	46	27,569	46	27,998	46	28,636	46
Foreign corporate	11,837	20	12,173	20	12,002	20	12,257	20	12,611	20
Residential mortgage-backed securities	3,044	5	3,222	6	3,567	6	3,836	6	4,057	6
Commercial mortgage-backed securities	3,016	5	3,156	5	3,349	5	3,342	5	3,446	5
Other asset-backed securities	3,426	6	3,050	5	2,957	5	3,074	5	3,068	5

Total fixed maturity securities	$59,661	100%	$59,404	100%	$60,032	100%	$61,080	100%	$62,525	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$9,062	22%	$8,712	22%	$8,616	22%	$8,934	22%	$9,064	22%
Utilities	5,665	14	5,674	14	5,785	15	5,800	15	5,951	15
Energy	3,449	8	3,358	8	3,310	8	3,381	8	3,442	8
Consumer—non-cyclical	5,595	14	5,232	13	5,042	13	5,124	13	5,363	13
Consumer—cyclical	1,900	5	1,887	5	1,875	5	1,866	5	1,973	5
Capital goods	2,876	7	2,788	7	2,815	7	2,838	7	2,837	7
Industrial	1,957	5	1,899	5	2,028	5	2,089	5	2,143	5
Technology and communications	3,582	9	3,424	9	3,346	8	3,329	8	3,422	8
Transportation	2,017	5	1,945	5	1,973	5	1,943	5	2,001	5
Other	2,625	6	2,879	7	2,836	7	2,909	7	3,001	7

Subtotal	38,728	95	37,798	95	37,626	95	38,213	95	39,197	95

Non-Investment Grade:
Finance and insurance	183	—	177	—	196	—	201	1	199	1
Utilities	51	—	57	—	56	—	77	—	64	—
Energy	339	1	357	1	359	1	456	1	506	1
Consumer—non-cyclical	192	1	193	1	201	1	224	1	180	1
Consumer—cyclical	217	1	220	1	220	1	176	—	172	—
Capital goods	130	—	154	—	157	—	173	—	163	—
Industrial	226	1	219	1	232	1	219	1	247	1
Technology and communications	438	1	448	1	442	1	418	1	405	1
Transportation	23	—	13	—	6	—	17	—	11	—
Other	72	—	75	—	76	—	81	—	103	—

Subtotal	1,871	5	1,913	5	1,945	5	2,042	5	2,050	5

Total	$40,599	100%	$39,711	100%	$39,571	100%	$40,255	100%	$41,247	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,874	3%	$1,719	3%	$1,701	3%	$1,677	3%	$1,738	3%
Due after one year through five years	10,952	18	10,987	18	11,149	19	11,146	18	11,197	18
Due after five years through ten years	12,463	21	12,531	21	12,601	21	12,876	21	12,865	20
Due after ten years	24,886	42	24,739	42	24,708	41	25,129	41	26,154	42

Subtotal	50,175	84	49,976	84	50,159	84	50,828	83	51,954	83
Mortgage and asset-backed securities	9,486	16	9,428	16	9,873	16	10,252	17	10,571	17

Total fixed maturity securities	$59,661	100%	$59,404	100%	$60,032	100%	$61,080	100%	$62,525	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$648	$643	$651	$635	$2,577	$648	$640	$649	$641	$2,578
Fixed maturity securities—non-taxable	2	3	3	3	11	3	3	3	3	12
Commercial mortgage loans	80	81	77	82	320	75	78	76	77	306
Restricted commercial mortgage loans related to securitization entities	2	1	2	2	7	2	3	2	2	9
Equity securities	9	11	10	10	40	10	9	9	8	36
Other invested assets	49	41	42	37	169	39	35	30	31	135
Limited partnerships	(4)	3	11	2	12	12	4	5	1	22
Restricted other invested assets related to securitization entities	—	—	—	—	—	—	—	1	—	1
Policy loans	44	41	41	43	169	33	39	39	42	153
Cash, cash equivalents, restricted cash and short-term investments	12	13	14	12	51	10	10	10	6	36

Gross investment income before expenses and fees	842	837	851	826	3,356	832	821	824	811	3,288
Expenses and fees	(27)	(22)	(23)	(22)	(94)	(20)	(24)	(23)	(21)	(88)

Net investment income	$815	$815	$828	$804	$3,262	$812	$797	$801	$790	$3,200

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.5%	4.5%	4.4%	4.5%	4.5%	4.5%	4.6%	4.5%	4.5%
Fixed maturity securities—non-taxable	3.7%	3.9%	3.8%	3.7%	4.0%	3.7%	3.7%	3.7%	3.7%	3.7%
Commercial mortgage loans	4.8%	5.0%	4.8%	5.2%	4.9%	4.8%	5.0%	4.9%	5.0%	4.9%
Restricted commercial mortgage loans related to securitization entities	10.8%	4.5%	8.4%	7.8%	7.9%	7.3%	10.5%	6.7%	6.4%	7.7%
Equity securities	5.0%	5.7%	5.1%	5.1%	5.3%	5.4%	5.1%	5.3%	4.9%	5.2%
Other invested assets	99.0%	107.9%	150.0%	129.8%	111.9%	167.7%	1251.7%	601.0%	81.1%	132.4%
Limited partnerships(1)	-4.1%	3.4%	13.8%	2.9%	3.6%	19.1%	6.6%	8.6%	1.9%	9.4%
Restricted other invested assets related to securitization entities	—%	—%	—%	—%	—%	—%	—%	4.8%	—%	1.1%
Policy loans	9.5%	8.8%	9.0%	9.6%	9.2%	7.3%	8.6%	8.7%	9.6%	8.6%
Cash, cash equivalents, restricted cash and short-term investments	1.8%	1.8%	1.7%	1.3%	1.6%	1.1%	1.1%	1.0%	0.7%	1.0%

Gross investment income before expenses and fees	4.8%	4.8%	4.8%	4.8%	4.8%	4.7%	4.7%	4.7%	4.7%	4.7%
Expenses and fees	-0.2%	-0.2%	-0.1%	-0.2%	-0.2%	-0.1%	-0.2%	-0.1%	-0.2%	-0.1%

Net investment income	4.6%	4.6%	4.7%	4.6%	4.6%	4.6%	4.5%	4.6%	4.5%	4.6%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2018					2017
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$10	$(6)	$(7)	$(3)	$(6)	$38	$27	$56	$15	$136
U.S. government, agencies and government-sponsored enterprises	54	1	—	—	55	1	—	1	(10)	(8)
Foreign corporate	(6)	—	(2)	(3)	(11)	1	(2)	3	20	22
Foreign government	(4)	(2)	—	—	(6)	—	(1)	1	2	2
State and political subdivisions	(1)	—	—	—	(1)	—	—	—	—	—
Mortgage-backed securities	(5)	(2)	2	(2)	(7)	(1)	—	—	—	(1)
Asset-backed securities	—	—	(1)	—	(1)	(1)	—	(8)	(5)	(14)
Equity securities(1)	—	—	—	—	—	2	3	—	2	7
Foreign exchange	2	1	—	(1)	2	1	3	10	5	19

Total net realized gains (losses) on available-for-sale securities	50	(8)	(8)	(9)	25	41	30	63	29	163

Impairments:
Corporate fixed maturity securities	—	—	—	—	—	—	—	—	(1)	(1)
Limited partnerships	—	—	—	—	—	(1)	—	(1)	—	(2)
Equity securities	—	—	—	—	—	(1)	(1)	(1)	—	(3)

Total impairments	—	—	—	—	—	(2)	(1)	(2)	(1)	(6)

Net realized gains (losses) on equity securities sold(1)	1	—	8	2	11	—	—	—	—	—
Net unrealized gains (losses) on equity securities still held(1)	(83)	—	3	(18)	(98)	—	—	—	—	—
Trading securities	—	—	—	—	—	—	—	1	—	1
Limited partnerships	3	3	(2)	7	11	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	—	—	—	—	—	—	1	1	1	3
Net gains (losses) related to securitization entities	—	—	—	—	—	2	1	2	2	7
Derivative instruments	(85)	18	(15)	(13)	(95)	4	54	36	3	97

Net investment gains (losses), gross	(114)	13	(14)	(31)	(146)	45	85	101	34	265
Adjustment for DAC and other intangible amortization and certain benefit reserves	5	3	1	3	12	3	—	—	—	3
Adjustment for net investment (gains) losses attributable to noncontrolling interests	67	(13)	1	11	66	(7)	(23)	(22)	(14)	(66)

Net investment gains (losses), net	$(42)	$3	$(12)	$(17)	$(68)	$41	$62	$79	$20	$202

(1)

The change in the classification of equity securities related to the impact of adopting new accounting guidance related to the recognition and measurement of financial assets and financial liabilities on January 1, 2018.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$119	$801	$762	$774	$817
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,500	$10,426	$10,264	$10,091	$9,923
U.S. GAAP Basis ROE(1)/(2)	1.1%	7.7%	7.4%	7.7%	8.2%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$179	$796	$727	$678	$696
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,500	$10,426	$10,264	$10,091	$9,923
Operating ROE(1)/(2)	1.7%	7.6%	7.1%	6.7%	7.0%

Quarterly Average ROE	Three months ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(329)	$146	$190	$112	$353
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,569	$10,657	$10,487	$10,391	$10,213
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	(12.5)%	5.5%	7.2%	4.3%	13.8%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$(291)	$145	$200	$125	$326
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,569	$10,657	$10,487	$10,391	$10,213
Annualized Operating Quarterly Basis ROE(3)/(4)	(11.0)%	5.4%	7.6%	4.8%	12.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Reconciliation of Core Yield

		2018					2017
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$72.3	$72.6	$73.1	$74.6	$72.3	$76.3	$75.9	$76.1	$74.7	$76.3
	Subtract:
	Securities lending	0.1	0.2	0.2	0.2	0.1	0.3	0.2	0.2	0.3	0.3
	Unrealized gains (losses)	1.9	2.2	2.7	3.7	1.9	5.4	5.1	5.6	4.6	5.4

	Adjusted end of period invested assets and cash	$70.3	$70.2	$70.2	$70.7	$70.3	$70.6	$70.6	$70.3	$69.8	$70.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.2	$70.2	$70.4	$70.7	$70.4	$70.6	$70.5	$70.1	$69.7	$70.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	—	—	—	0.1	—	—	0.1	0.1	0.1	0.1

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.2	$70.2	$70.4	$70.6	$70.4	$70.6	$70.4	$70.0	$69.6	$70.0

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$815	$815	$828	$804	$3,262	$812	$797	$801	$790	$3,200
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	8	9	11	36	13	10	8	6	37
	Other non-core items(2)	2	1	2	(2)	3	3	3	8	3	17
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	1	1	—	1	3	2	1	2	1	6

(D)	Core Net Investment Income	$804	$805	$817	$794	$3,220	$794	$783	$783	$780	$3,140

(C) / (A)	Reported Yield	4.64%	4.64%	4.70%	4.55%	4.63%	4.60%	4.52%	4.57%	4.53%	4.56%
(D) / (B)	Core Yield	4.58%	4.59%	4.64%	4.50%	4.58%	4.50%	4.45%	4.47%	4.48%	4.48%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

Financial Strength Ratings As Of February 4, 2019

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	Baa1 (Adequate)	Not rated
Genworth Life Insurance Company	B- (Weak)	B3 (Poor)	B- (Fair)
Genworth Life and Annuity Insurance Company	B- (Weak)	Ba3 (Questionable)	B+ (Good)
Genworth Life Insurance Company of New York	B- (Weak)	B3 (Poor)	B- (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “B-” ratings are the fifth-, eleventh- and sixteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) or “B” (Poor) offer questionable financial security. The “Baa” (Adequate), “Ba” (Questionable) and “B” (Poor) ranges are the fourth-, fifth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa1,” “Ba1,” “Ba3” and “B3” ratings are the eighth-, eleventh-, thirteenth- and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B+” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B-” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B+” (Good) and “B-” (Fair) ratings are the sixth- and eighth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.